EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AlumiFuel Power Corporation (the "Company") on Form 10-K for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Henry Fong, President & Principal Executive Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

Date: April 14, 2016	By:	/s/ Henry Fong
Henry Fong
Principal Executive Officerand Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to AlumiFuel Power Corporation and will be retained by AlumiFuel Power Corporation and furnished to the Securities and Exchange Commission or its staff upon request.